SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report(date of earliest event reported): October 1, 2010

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations.

The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Capital Gold Corporation stockholders; the ability to realize the expected synergies resulting from the transaction in the amounts or in the timeframe anticipated; the ability to integrate Capital Gold Corporation’s businesses into those of Gammon Gold Inc. in a timely and cost-efficient manner; and the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe. Additional factors that could cause Gammon Gold Inc. and Capital Gold Corporation’s results to differ materially from those described in the forward-looking statements can be found in the 2009 Annual Report on Form 40-F, as amended by Amendment No. 1 to Annual Report on Form 40-F/A, for Gammon Gold Inc. and the 2009 Annual Report on Form 10-K of Capital Gold Corporation filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).

Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and, except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

CAPITAL GOLD COPROPORATION (THE “COMPANY”) AND GAMMON GOLD INC. (“GAMMON”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

CAPITAL GOLD INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITAL GOLD’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION, AS DESCRIBED IN THIS CURRENT REPORT AND THE REGISTRATION STATEMENT.

THE INFORMATION ON EITHER CAPITAL GOLD OR GAMMON’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD OR GAMMON MAKE WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.  NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01                      Other Events.

Additional information of the Company is attached as Exhibit 99.1 to this report and is incorporated herein by reference. Exhibit 99.1 is a form of slide show presentation the Company uses in investor presentations to describe the Merger (as defined below). The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

The information in this report (including the exhibit) is furnished pursuant to Item 8 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

In connection with the proposed merger between the Company and a wholly-owned subsidiary of Gammon (the “Merger”) and required stockholder approval, the Company and Gammon will file with the SEC a proxy statement / prospectus which will be mailed to the stockholders of the Company. The Company’s stockholders are urged to read the proxy statement / prospectus and other relevant materials when they become available as they will contain important information about the Merger. The Company’s stockholders will be able to obtain a free copy of such filings at the SEC’s internet site (http://www.sec.gov). Copies of such filings will also be available without charge, by directing a request to Capital Gold Corporation, 76 Beaver Street, 14th Floor New York, New York, Attention: Investor Relations.

Gammon Gold Inc., Capital Gold Corporation, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Gammon Gold Inc.’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended December 31, 2009, which was filed with the Securities and Exchange Commission on March 30, 2010, as amended by Amendment No. 1 to Annual Report on Form 40-F/A, which was filed with the Securities and Exchange Commission on May 13, 2010, and in its notice of annual meeting and proxy circular for its most recent annual meeting, which was filed with the Securities and Exchange Commission on April 15, 2010. Information regarding Capital Gold Corporation’s directors and executive officers is available in Capital Gold Corporation’s proxy statement for its most recent annual meeting, which was filed with the Securities and Exchange Commission on December 14, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01                      Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentaton

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

/s/ Christopher Chipman
Name: Christopher Chipman
Title: Chief Financial Officer

Dated: October 13, 2010